Report of Independent Registered
 Public Accounting Firm

To the Shareholders and
 Board of Directors of
Federated Investment Series
Funds, Inc.:

In planning and performing
 our audit of the financial
statements of Federated Bond
 Fund (the
sole portfolio comprising
 Federated Investment Series
 Funds, Inc.) (the "Fund")
as of and for the
year ended November 30, 2009,
 in accordance with the
standards of the Public Company
Accounting Oversight Board
 (United States), we
considered the Fund's
 internal control over
financial reporting,
including controls over
 safeguarding securities,
 as a basis for designing our
auditing procedures for
 the purpose of expressing
 our opinion on the
financial statements and to
comply with the requirements
 of Form N-SAR, but not
for the purpose of
 expressing an opinion
on the effectiveness of
the Fund's internal control
 over financial reporting.
 Accordingly, we
express no such opinion.

The management of the Fund
 is responsible for
establishing and maintaining
 effective internal
control over financial
 reporting.  In fulfilling
 this responsibility,
 estimates and judgments by
management are required
to assess the expected
 benefits and related costs
 of controls. A
company's internal control
 over financial reporting
 is a process designed to
 provide reasonable
assurance regarding the
reliability of financial
reporting and the
 preparation of financial
statements for external
 purposes in accordance
with generally accepted
accounting principles.  A
company's internal
control over financial
reporting includes those
 policies and procedures
that (1)
pertain to the maintenance
 of records that, in
reasonable detail,
accurately and fairly
reflect the
transactions and
dispositions of the assets
 of the company; (2)
provide reasonable assurance that
transactions are recorded
as necessary to permit
 preparation of financial
 statements in accordance
with generally accepted
 accounting principles,
and that receipts and
expenditures of the company
are being made only in
accordance with
authorizations of management
 and directors of the
company; and (3) provide
reasonable assurance
regarding prevention or
 timely detection of
unauthorized acquisition,
 use or disposition of a
 company's assets that
could have a material
effect on the financial
 statements.

Because of its inherent
limitations, internal
 control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation
 of effectiveness to
future periods are
subject to the risk that
controls may become
inadequate because of
changes in conditions,
 or that
the degree of compliance
 with the policies or
procedures may deteriorate.

A deficiency in internal
 control over financial
reporting exists when
the design or operation
 of a
control does not allow
 management or employees,
 in the normal course of
performing their
assigned functions, to
 prevent or detect
misstatements on a timely
basis.  A material weakness
is a
deficiency, or a
combination of deficiencies,
 in internal control over
 financial reporting, such
 that
there is a reasonable
possibility that a material
 misstatement of the
company's annual or interim
financial statements will
 not be prevented or
 detected on a timely basis.

Our consideration of the
 Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
 not necessarily disclose
all deficiencies in
internal control that might
 be material weaknesses
 under standards established
 by the Public
Company Accounting Oversight
 Board (United States).
However, we noted no
deficiencies in
the Fund's internal control
 over financial reporting
 and its operation, including
 controls over
safeguarding securities,
that we consider to be a
material weakness as
defined above as of
November 30, 2009.

This report is intended
solely for the information
 and use of management
and the Board of
Directors of the Fund and
the Securities and
Exchange Commission and
is not intended to be and
should not be used by
anyone other than these
specified parties.



ERNST & YOUNG LLP


Boston, Massachusetts
January 22, 2010